MGD P1, P2, P4 10/17

SUPPLEMENT DATED OCTOBER 10, 2017

TO THE PROSPECTUSES DATED MAY 1, 2017

OF

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective January 1, 2018, the Prospectus is amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Portfolio Managers” section on page MGD-S5 is revised to add the following:

Christian Correa, CFA
Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since January 2018.

II. The portfolio management team under the “FUND DETAILS – Management” section on page MGD-D10 is revised to add the following:

Christian Correa, CFA

Portfolio Manager of Franklin Mutual

Mr. Correa has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

Please keep this supplement with your Prospectus for future reference.